Exhibit 10.42

FOURTH AMENDMENT TO
THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This FOURTH AMENDMENT to Third Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into as of September 3, 2024, by and among (a) SILICON VALLEY BANK, A DIVISION OF FIRST-CITIZENS BANK & TRUST COMPANY (“Bank”), (b) LANTRONIX, INC., a Delaware corporation (“Lantronix”), (c) LANTRONIX HOLDING COMPANY, a Delaware corporation (“Holding”), (d) LANTRONIX TECHNOLOGIES CANADA (TAIWAN) LTD., a Canadian corporation (“Lantronix Taiwan”), (e) LANTRONIX CANADA, ULC, a Canadian corporation (“Lantronix ULC”), (f) TRANSITION NETWORKS, INC., a Minnesota corporation (“TNI”), and (g) UPLOGIX, INC., a Delaware corporation (“Uplogix” and together with Lantronix, Holding, Lantronix Taiwan, Lantronix ULC, and TNI, each individually and collectively, jointly and severally, “Borrower”).

Recitals

A. Bank and Borrower have entered into that certain Third Amended and Restated Loan and Security Agreement dated as of August 2, 2021 (as amended by that certain First Amendment to Third Amended and Restated Loan and Security Agreement dated as of October 21, 2021, that certain Second Amendment to Third Amended and Restated Loan and Security Agreement dated as of February 15, 2022, and that certain Third Amendment to Third Amended and Restated Loan and Security Agreement dated as of September 7, 2022, and as the same may from time to time be further amended, modified, supplemented or restated, collectively, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Omnibus Amendment. All references in the Loan Documents to “Silicon Valley Bank” or “Silicon Valley Bank, a California corporation” shall hereafter mean and refer to “Silicon Valley Bank, a division of First-Citizens Bank & Trust Company”. All references in the Loan Documents to “Bank” shall hereafter mean and refer to “Silicon Valley Bank, a division of First-Citizens Bank & Trust Company”.

3. Amendments to Loan Agreement.

3.1 Section 13.1 (Definitions). The following defined term and their respective definitions set forth in Section 13.1 of the Loan Agreement hereby are added or amended and restated in their entirety, as appropriate, to read as follows:

“Revolving Line Maturity Date” is August 2, 2026.

“Term Loan Maturity Date” is August 2, 2026.

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4. Limitation of Amendments.

4.1 The amendments set forth in Section 3, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

4.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

5. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

5.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except with respect to Lantronix OMB and to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and (b) no Event of Default has occurred and is continuing;

5.2 Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3 The organizational documents of Borrower delivered to Bank on or prior to the Third Amendment Effective Date (or, with respect to Uplogix, on or prior to October 12, 2022) remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized on the part of Borrower;

5.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any material Requirement of Law binding on or affecting Borrower, (b) any material contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

5.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

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6. Prior Agreement. The Loan Documents are hereby ratified and reaffirmed and shall remain in full force and effect. This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. In the event of any conflict or inconsistency between this Amendment and the terms of such documents, the terms of this Amendment shall be controlling, but such document shall not otherwise be affected or the rights therein impaired.

7. Ratification of Intellectual Property Security Agreement. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreement dated as of the Effective Date between Borrower and Bank, and acknowledges, confirms and agrees that said Intellectual Property Security Agreement (a) contains an accurate and complete listing of all Intellectual Property Collateral (as defined therein) and (b) shall remain in full force and effect.

8. Ratification of Perfection Certificate. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated on the Effective Date and acknowledges, confirms and agrees that the disclosures and information Borrower provided to Bank in such Perfection Certificate have not changed, as of the date hereof, except (i) such changes permitted under the Loan Agreement and (ii) with respect to Lantronix OMB.

9. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

10. Conditions to Effectiveness. The effectiveness of this Amendment is subject to satisfaction of the following conditions: the due execution and delivery to Bank of this Amendment by each party hereto.

11. Fees and Expenses. Borrower shall pay to Bank all reasonable out-of-pocket expenses incurred by Bank in connection with the preparation of this Amendment and the consummation of the transactions described therein, including, without limitation, the reasonable attorneys’ fees and expenses of the Bank. The fees and expenses listed in the previous sentence may be debited from any of Borrower’s accounts at Bank.

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK: FIRST-CITIZENS BANK & TRUST COMPANY By: /s/ Kelly Schramm Name: Kelly Schramm Title: Director	BORROWER: LANTRONIX, INC. By: /s/ Jeremy Whitaker Name: Jeremy Whitaker Title: Chief Financial Officer

LANTRONIX HOLDING COMPANY

By:   /s/ Jeremy Whitaker

Name:  Jeremy Whitaker

Title:  Chief Financial Officer

LANTRONIX CANADA, ULC

By:   /s/ Jeremy Whitaker

Name:  Jeremy Whitaker

Title:  Chief Financial Officer

LANTRONIX TECHNOLOGIES CANADA (TAIWAN) LTD.

By:   /s/ Jeremy Whitaker

Name:  Jeremy Whitaker

Title:  Chief Financial Officer

TRANSITION NETWORKS, INC.

By:   /s/ Jeremy Whitaker

Name:  Jeremy Whitaker

Title:  Chief Financial Officer

UPLOGIX, INC.

By:   /s/ Jeremy Whitaker

Name:  Jeremy Whitaker

Title:  President

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